BARON INVESTMENT FUNDS TRUST

Baron Asset Fund

Retail Shares: BARAX

Institutional Shares: BARIX

Baron Growth Fund

Retail Shares: BGRFX

Institutional Shares: BGRIX

Baron Small Cap Fund

Retail Shares: BSCFX

Institutional Shares: BSFIX

Baron iOpportunity Fund

Retail Shares: BIOPX

Institutional Shares: BIOIX

Baron Fifth Avenue Growth Fund

Retail Shares: BFTHX

Institutional Shares: BFTIX

767 Fifth Avenue

New York, NY 10153

(800) 99Baron

212-583-2100

Supplement dated April 28, 2010

to Statement of Additional Information

dated January 28, 2010

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Funds’ prospectus, dated January 28, 2010, which may be obtained without charge by writing or calling the Funds at the address or telephone number above or by visiting www.BaronFunds.com.

The Funds’ prospectus is incorporated by reference into this SAI and the SAI is incorporated by reference into the Funds’ prospectus. The Funds’ audited financial statements are incorporated into this SAI, which can be found at www.BaronFunds.com. You may request a copy of the Annual and Semi Annual Financial Reports at no charge by writing or calling the Funds at the address or telephone number above.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related prospectus.

TABLE OF CONTENTS

	Page in Statement of Additional Information	Page in Prospectus
FUND HISTORY	3
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENT RISKS	3
Investment Strategies and Risks	3	4, 9, 14, 25, 32
Share Classes	10
Fund Policies	10
Temporary Defensive Position	13	30
Portfolio Turnover	13	8, 13, 19, 25
Disclosure of Portfolio Holdings	13	36
MANAGEMENT OF THE FUNDS	14
Board of Trustees and Officers	14	36
Board Committees	20
Trustee Ownership of Fund Shares	21
Compensation	23
Code of Ethics	23
Proxy Voting Policies and Procedures	23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	24
INVESTMENT ADVISORY AND OTHER SERVICES	24
Investment Adviser	24
Principal Underwriter	26
Service Agreements	26
Rule 12b-1 Plan	26	51
Other Service Providers	28
PORTFOLIO MANAGERS	29	36, 37
BROKERAGE ALLOCATION AND OTHER PRACTICES	31
CAPITAL STOCK AND OTHER SECURITIES	32
PURCHASE, REDEMPTION AND PRICING OF SHARES	32	38
TAXATION OF THE FUNDS	33	49
UNDERWRITERS	38
CALCULATIONS OF PERFORMANCE DATA	39
FINANCIAL STATEMENTS	42

FUND HISTORY

Effective October 22, 2004, the name of Baron Asset Fund was changed to Baron Investment Funds Trust (the “Trust”). The Trust is an open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually, a “Fund,” and collectively, the “Funds”):

Name of Series	Date of First Public Offering	Date of Commencement of Investment Trading
Baron Asset Fund	June 11, 1987	June 12, 1987
Baron Growth Fund (formerly named Baron Growth & Income Fund)	December 31, 1994	January 3, 1995
Baron Small Cap Fund	September 30, 1997	October 1, 1997
Baron iOpportunity Fund	February 29, 2000	March 1, 2000
Baron Fifth Avenue Growth Fund	April 30, 2004	May 1, 2004

The investment adviser to the Funds is BAMCO, Inc. (“BAMCO” or the “Adviser”). Ronald Baron is the portfolio manager of Baron Growth Fund. Andrew Peck is the portfolio manager of Baron Asset Fund. Cliff Greenberg is the portfolio manager of Baron Small Cap Fund. Michael Lippert is the portfolio manager of Baron iOpportunity Fund. Randal Haase is the portfolio manager of Baron Fifth Avenue Growth Fund.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Strategies and Risks.

Baron Asset Fund’s investment goal is to seek capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. Baron Asset Fund invests for the long term primarily in securities of medium-sized growth companies with market capitalizations at the time of purchase of between $1.5 billion and $12 billion. Baron Growth Fund’s investment goal is to seek capital appreciation through long-term investments primarily in securities of small-sized growth companies. Baron Growth Fund invests for the long-term primarily in securities of small-sized growth companies with market capitalizations of up to $2.5 billion. A small-sized growth company is defined as one having a market capitalization of under $2.5 billion at the time of purchase. Baron Small Cap Fund’s investment goal is to seek capital appreciation through investments primarily in securities of small-sized growth companies with market capitalizations of up to $2.5 billion at the time of purchase. The investment goal of Baron iOpportunity Fund is capital appreciation through investments primarily in growth companies that benefit from technology advances. Baron Fifth Avenue Growth Fund’s investment goal is capital appreciation through investments primarily in the securities of large-sized growth companies with market capitalizations of greater than $5 billion at the time of purchase.

In addition to the investment strategies of the Funds described in each of their respective summary sections and in the prospectus on pages 29-32, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Funds’ Board of Trustees (the “Board”) without shareholder approval upon at least 60 days notice. Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but they are explained in more detail here.

Non-U.S. Securities.

Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund may invest up to 10% and Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in non-U.S. securities in U.S. markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of U.S. companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of non-U.S. securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. The Funds may invest in securities commonly known as American Depository Receipts (“ADRs”), and in European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs have certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs.

The Funds may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Securities Lending.

The Funds may lend their portfolio securities to financial intermediaries as a means of earning additional income. In lending portfolio securities, the Funds may incur delays in recovering the loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determine that the income justifies the risk. Baron Asset Fund will not lend more than 10% of its total assets and Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund will not lend more than 25% of their respective total assets.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Funds must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

When-Issued Securities.

The Funds may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Funds bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security.

Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 10% of their total assets in such securities.

Illiquid Securities.

The Funds may invest up to 15% of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days. Such investments may include private equity securities, PIPE securities and other restricted securities. To the extent that there is no established market for some of the debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for debt securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933, certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

Debt Securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities, and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Many types of debt securities including mortgage-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of a comparable term and quality. The secondary market value of corporate debt securities structured as zero-coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities, which pay interest periodically in cash. Because such securities do not pay current interest, but instead accrue such income, to the extent that the Funds do not have available cash to meet distribution requirements with respect to such income, they could be required to dispose of portfolio securities that they would not otherwise. Such disposition could be at a disadvantageous price. Investments in such securities also involve certain tax considerations.

The Funds from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness, and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank is not the security of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 10% of their total assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Funds buy a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Funds to suffer a loss, including loss of interest on, or principal of, the security and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

The Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Funds sell a security and simultaneously agree to buy it back at a mutually agreed upon time and price. To the extent that the Funds engage in reverse repurchase agreements, they will maintain a segregated account consisting of liquid assets or highly marketable securities to cover their obligations. Reverse repurchase agreements may expose the Funds to greater fluctuations in the value of their assets.

Medium And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be known as “junk bonds.” The Funds do not anticipate investing more than 35% of their total assets in such securities.

The Funds will rely on the judgment, analysis and experience of the Adviser in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their investment goals when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher-rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund’s portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

Short Sales.

Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions. The Funds may sell a security short only on a fully collateralized basis, which requires that the Funds establish and maintain a segregated account.

Options Transactions and Swaps.

Baron Asset Fund may write (sell) covered call options or purchase put options on equity and/or debt securities. Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which they might otherwise have sold, and a put sold by a Fund exposes the Fund to potential loss in the amount of the difference between the exercise price and the market value of the underlying security.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing, or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Funds’ limitations on investments in illiquid securities, unless the Funds have the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Special Situations.

The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or technological advancement.

Use of Segregated and Other Special Accounts.

Many hedging transactions require, among other things, that the Funds segregate liquid high-grade assets with their custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

Currency Risk.

This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many developing countries.

Geographic Risk.

Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The economies and financial markets of certain regions–such as Latin America, Asia, and Europe and the Mediterranean region–can be interdependent and may all decline at the same time.

Developing Market Risk.

Investments in developing markets, which, according to the MSCI ACWI ex USA Index, include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey, and Central and South America are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets are not as liquid. These economies are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many developing market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks, such as war and terrorism, currently affect some developing countries. The volatility of developing markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the Funds’ share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the Funds’ share price to decline.

Other Risks of Non-U.S. Investing.

Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate net asset values. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Share Classes.

The Baron Funds offer two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2,000, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly through the Baron Funds without paying a sales charge or any other additional fees. Employees and Trustees of the Baron Funds are not subject to the eligibility requirements for Institutional Shares. For more information, please see the “How to Purchase Shares” section on pages 39-40 of the accompanying prospectus. Baron Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund Policies.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

Baron Asset Fund may not:

1.	Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;

2.	Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund’s net assets at the time the borrowing is made;

3.	Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;

4.	Make short sales of securities, maintain a short position, or write put options;

5.	Purchase or sell commodities or commodity contracts;

6.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;

7.	Invest in oil, gas or mineral-related programs or leases;

8.	Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. Government securities;

9.	Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations;

10.	Invest more than 10% of the value of the Fund’s net assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;

11.	Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund’s total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund’s total assets in securities issued by other investment companies;

12.	Participate on a joint, or a joint and several, basis in any securities trading account;

13.	Underwrite securities of other issuers;

14.	Make loans to other persons, except up to 10% of the value of the Fund’s total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund’s investment goal and policies may be deemed to be loans;

15.	Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;

16.	Invest more than 5% of its total assets in warrants to purchase common stock;

17.	Purchase securities of any issuer with a record of less than three years’ continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or

18.	Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may not:

1.	Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.

2.	Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.

3.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission.

4.	Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

5.	Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. Government securities.

6.	Purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations.

7.	Underwrite securities of other issuers.

8.	Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges where such securities are traded.

9.	Participate on a joint, or a joint and several, basis in any securities trading account.

10.	Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.

11.	Purchase securities of any issuer with a record of less than three years’ continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

12.	Invest more than 15% of its net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund may not:

1.	Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the Investment Company Act of 1940 (the “1940 Act”).

Baron Fifth Avenue Growth Fund may not:

1.	Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes.

2.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission.

3.	Purchase or sell oil and gas interests or real estate. Debt obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.

4.	Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.

5.	Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC.

6.	Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.

7.	Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, Baron Fifth Avenue Growth Fund may not invest more than 15% of its net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

Temporary Defensive Position.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Portfolio Turnover.

The Adviser expects that the average annual turnover rate of the portfolios of Baron Asset Fund, Baron Growth Fund and Baron Fifth Avenue Growth Fund should not exceed 50% and of Baron Small Cap Fund and Baron iOpportunity Fund should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

Fund	2009	2008
Baron Asset Fund	14.67%	16.02%
Baron Growth Fund	26.65%	25.97%
Baron Small Cap Fund	35.83%	41.52%
Baron iOpportunity Fund	68.09%	61.44%
Baron Fifth Avenue Growth Fund	39.61%	39.59%

Disclosure of Portfolio Holdings.

The Board has adopted policies and procedures governing the disclosure of each Fund’s portfolio holdings.

Quarterly: The Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). In addition, the Funds post on the Baron Funds® website, usually on the tenth business day after the quarter end, all long securities positions of each Fund’s net assets and the cash position at the most recent quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly: In addition, the Funds post on the Baron Funds® website, usually the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). This information will remain on the Baron Funds® website until the next month end’s information is posted.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers of the Funds, including pricing services (daily), portfolio management and trading systems (daily) and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds’ distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with service providers whereby they agree to keep the information confidential and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Funds through brokers, dealers or other financial intermediaries, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with these entities, but the Funds would immediately cease doing business with any entity that the Adviser believes is misusing the information.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

A Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably believes to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Funds’ portfolio holdings. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds’ disclosure policies are reported to the Board.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer, the Trust’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of two independent Trustees) meets regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the fund, and to rely on certain exemptive rules under the 1940 Act, a majority of a fund’s trustees must not be interested persons of the fund. Currently, six of the Trustees, including the Chairman of the Board, are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser). As part of its oversight role, the Board evaluates periodically its leadership structure and may make changes in its discretion at any time. Currently, the Board has determined that its leadership structure is appropriate because it allocates responsibility among Committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust.

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 66	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	22 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	9	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 54	President, Chief Operating Officer and Trustee	22 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	9	None

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Independent Trustees
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 74	Trustee	22 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1985-1998).

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 81	Chairman and Trustee	22 years; (Elected as Chairman 08/04)	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 75	Trustee	22 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighning Protection Systems, LLC (10/06-Present); Director: COMPETExRM (2009-Present).	9	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 66	Trustee	22 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 59	Trustee	22 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	9	Director: New York Blood Center (1999-Present).

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Independent Trustees (continued)
Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Suite 1975 Los Angeles, CA 90067 Age: 54	Trustee	4 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	9	Chairman: Tropicana Las Vegas (2009-Present); Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-Present); Chairman: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Additional Officers of the Funds
Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 50	Senior Vice President and Portfolio Manager	13 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	9	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	6 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009), Baron Capital Funds Trust (2003-06/07).	9	None

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships During Past 5 Years

Additional Officers of the Funds (continued)
Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 41	Vice President, General Counsel and Secretary	2 years	Vice President and General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, (08/07-Present); Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	9	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 40	Senior Vice President and Portfolio Manager	7 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-2003); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	9	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 55	Vice President	22 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	9	None

Name, Address & Age	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by the Trustee

Additional Officers of the Funds (continued)
Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 48	Treasurer and Chief Financial Officer	22 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009), Baron Capital Funds Trust (1998-06/07).	9	None

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Each Trustee has been a Board member of the Trust and other Baron mutual funds for at least four years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (supplementing the information provided in the table above), which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Adviser and Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust’s or the Adviser’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Audit Committee of the Board meets regularly with the Trust’s independent registered public accounting firm, and the Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Ronald Baron – In addition to his tenure as a Trustee of the Trust, Mr. Baron is the Chief Executive Officer and Chief Investment Officer of the Trust as well as the portfolio manager of Baron Partners Fund and Baron Retirement Income Fund, each a series of the Trust, and Baron Growth Fund, a series of Baron Investment Funds Trust. Mr. Baron was also the portfolio manager of Baron Asset Fund from its inception until 2003 and then the co-portfolio manager of Baron Asset Fund from 2003 until January of 2008. Mr. Baron has over 39 years of experience as a Wall Street analyst and has managed money for others for over 42 years.

Linda S. Martinson – In addition to her tenure as Trustee of the Trust, Ms. Martinson is the President and Chief Operating Officer of the Trust. She has been with the Adviser for over 25 years, initially serving as the Adviser’s General Counsel until 2007 and its Corporate Secretary until 2008.

Charles N. Mathewson – Mr. Mathewson has been the Chairman and a Trustee of the Trust for over 22 years and of the Board of the mutual funds of Baron Select Funds for over six years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Mathewson served as Chairman of International Game Technology, Inc. (“ITG”), a public company, from 1986 to 2003 and as Chairman Emeritus from October 2003 to the present. ITG is a manufacturer of microprocessor-controlled gaming machines and monitoring systems.

Norman S. Edelcup – Mr. Edelcup has been a Trustee of the Trust for over 22 years and of the Board of the mutual funds of Baron Select Funds for over six years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Edelcup is the mayor of the City of Sunny Isles Beach, Florida and is a Director of Marquis Bank. From 2001 to 2004, Mr. Edelcup served as Senior Vice President of Florida Savings Bancorp. He also serves as a Director and Chairman of the Audit Committee of CompX International, Inc. (a diversified manufacturer of engineered components) and Valhi, Inc. (chemicals, component products and waste management industries), both public companies. In addition, Mr. Edelcup is a Certified Public Accountant (CPA) and has experience preparing, auditing, analyzing and evaluating financial statements.

Harold W. Milner – Mr. Milner has been a Trustee of the Trust for over 22 years and of the Board of the mutual funds of Baron Select Funds for over 22 years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Milner has been the Chairman of Lightning Protection Systems, LLC from 2006 to the present and a Director of COMPLETExRM, a software company, from 2009 to the present. In addition, Mr. Milner was the President and CEO of Kahler Realty Corporation (hotel ownership and management) from 1985 to 1997.

Raymond Noveck – Mr. Noveck has been a Trustee of the Trust for over 22 years and of the Board of the mutual funds of Baron Select Funds for over six years. Mr. Noveck was also employed by the Firm as a Managing Director from 1985 to 1987. Mr. Noveck is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements. He has also been on the Board of a public company and, as a CPA, has audited public companies including mutual funds and brokerage firms.

David A. Silverman, MD – Dr. Silverman has been a Trustee of the Trust for over 22 years and of the Board of the mutual funds of Baron Select Funds for over six years. In addition to his tenure as a Trustee of the Baron mutual funds, Dr. Silverman has been a Director of the New York Blood Center from 1999 to the present. He has also been a Physician and Faculty of New York University School of Medicine from 1976 to the present.

Alex Yemenidjian – Mr. Yemenidjian has been a Trustee of the Trust for over four years and the Board of the mutual funds of Baron Select Funds for over three years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Yemenidjian serves on the boards of Guess?, Inc. (clothing manufacturer) and Regal Entertainment Group (movie theater operator), both public companies, and charitable foundations and was named the Chairman and CEO of Tropicana Las Vegas, a hotel and casino company, in 2009. Mr. Yemenidjian is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements.

Board Committees.

The Funds pay each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $27,000 with the Chairman receiving an additional $3,350 for this office. An additional $3,350 each is paid to each Independent Trustee for attendance in person at the quarterly meetings of the Board; $838 is paid per quarterly Board meeting, if the Trustee participates by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board has established four committees: Audit; Executive; Nominating; and Independent.

The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. The Audit Committee is currently comprised of the following members: Norman S. Edelcup and Raymond Noveck. Each member of the Audit Committee receives an additional $3,350 in annual compensation for serving on the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2009.

The Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. The Executive Committee is currently comprised of the following members: Ronald Baron and Linda Martinson. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met four times during the fiscal year ended September 30, 2009.

The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee is currently comprised of all Independent Trustees. Members of the Nominating Committee serve on the committee without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2009.

The Independent Committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Independent Trustees of the Funds. The Independent Committee is comprised of all Independent Trustees. Members of the Independent Committee serve on the committee without compensation. The Independent Committee met four times during the fiscal year ended September 30, 2009.

Trustee Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2009:

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested Trustees:

Ronald Baron	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 >$100,000 >$100,000 >$100,000	>$100,000

Linda S. Martinson	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 >$100,000 >$100,000 >$100,000	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees:

Norman Edelcup	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	>$100,000

Charles Mathewson	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	$0 $0 $0 $0 $0	>$100,000

Harold Milner	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000	>$100,000

Raymond Noveck	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	>$100,000

David Silverman	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	$0 $0 $0 $0 $0	$10,001-$50,000

Alex Yemenidjian	Baron Asset Fund, Baron Growth Fund Baron Small Cap Fund Baron iOpportunity Fund Baron Fifth Avenue Growth Fund	>$100,000 >$100,000 >$100,000 >$100,000 >$100,000	>$100,000

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Compensation.

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2009:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees

Interested Trustees:

Ronald Baron	$0	N/A	N/A	$0

Linda S. Martinson	$0	N/A	N/A	$0

Independent Trustees:

Norman Edelcup	$43,750	N/A	N/A	$60,250

David Fuente*	$10,100	N/A	N/A	$13,900

Charles Mathewson	$38,725	N/A	N/A	$53,275

Harold Milner	$40,400	N/A	N/A	$55,600

Raymond Noveck	$43,750	N/A	N/A	$60,250

David Silverman	$40,400	N/A	N/A	$55,600

Alex Yemenidjian	$37,050	N/A	N/A	$50,950

*	Mr. Fuente resigned from the Board on May 12, 2009.

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. While the Code of Ethics allows employees to invest in securities including, under very limited circumstances, securities held by the Funds, it is the current practice of the Funds, the Adviser and the Distributor to not permit such investments.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s Proxy Voting Policies and Procedures.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Proxy Review Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent voting service, or (iii) appoint an independent third party to vote.

A full copy of the Firm’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com. The Funds’ most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2009 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Principal Holders.

As of December 31, 2009, the following persons were known to the Funds to be the beneficial owners of more than 5% of the voting securities of the Funds:

	Record Holders			Beneficial Holders
	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Charles Schwab & Co., Inc., San Francisco, CA	21.73%	14.98%	21.40%	31.45%	34.91%
National Financial Services Corp., New York, NY	29.50%	38.02%	25.00%	16.75%	10.69%
BAMCO, Inc., New York, NY					7.05%
Ronald Baron, New York, NY					18.94%
DWS Trust Co., Salem, NH				5.22%
Citigroup Global Markets, New York, NY			5.39%

Management Ownership.

Except for Mr. Baron, BAMCO, Inc. and DWS Trust, the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2009, all of the Officers and Trustees of Baron Investment Funds Trust as a group beneficially owned directly or indirectly 1.12% of Baron Asset Fund’s outstanding shares; 0.22% of Baron Growth Fund’s outstanding shares; 0.87% of Baron Small Cap Fund’s outstanding shares; 7.27% of Baron iOpportunity Fund’s outstanding shares and 28.61% of Baron Fifth Avenue Growth Fund’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG and is the Adviser’s Chief Investment Officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 33 years. He has been a participant in Barron’s Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Mr. Baron is the portfolio manager for Baron Growth Fund and was the co-portfolio manager of Baron Asset Fund until January 23, 2008.

Pursuant to separate Advisory Agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to such policies as determined by the Board. For such services, the Adviser receives an annual fee from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund of 1% of the average daily net assets of the respective Fund. Baron Fifth Avenue Growth Fund pays the Adviser 1% for average daily net assets under $1 billion, 0.95% for average daily net assets greater than $1 billion but less than $2 billion, 0.90% for average daily net assets over $2 billion but less than $3 billion, 0.85% for average daily net assets over $3 billion but less than $4 billion, and 0.80% for average daily net assets greater than $4 billion.

Baron Asset Fund incurred advisory expenses of $23,278,874 for the year ended September 30, 2009; of $39,767,714 for the year ended September 30, 2008; and $40,033,325 for the year ended September 30, 2007.

Baron Growth Fund incurred advisory expenses of $42,540,631 for the year ended September 30, 2009; of $64,427,404 for the year ended September 30, 2008; and $64,180,072 for the year ended September 30, 2007. Baron Small Cap Fund incurred advisory expenses of $22,255,597 for the year ended September 30, 2009; of $33,144,354 for the year ended September 30, 2008; and $32,879,001 for the year ended September 30, 2007. Baron iOpportunity Fund incurred advisory expenses of $1,153,709 for the year ended September 30, 2009; of $1,898,556 for the year ended September 30, 2008; and $1,691,533 for the year ended September 30, 2007. Baron Fifth Avenue Growth Fund incurred advisory expenses of $392,191 for the year ended September 30, 2009; $824,821 for the year ended September 30, 2008; and $1,232,114 for the year ended September 30, 2007. The Adviser has contractually agreed to limit the expense ratio for the Retail Shares of Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund to 1.50% and 1.40%, respectively and for the Institutional Shares of Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund to 1.25% and 1.15% respectively, excluding portfolio transaction costs, interest and extraordinary expenses for so long as the Adviser serves as investment adviser to the Funds.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Funds to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying the Shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Funds’ shares, such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Independent Trustees and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of the Funds, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Funds also pay all taxes imposed on them and all brokerage commissions and expenses incurred in connection with their portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Advisory Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Independent Trustees for Baron Asset Fund on May 11, 1987, for Baron Growth Fund on October 21, 1994, for Baron Small Cap Fund on July 29, 1997, for Baron iOpportunity Fund on January 18, 2000, and for Baron Fifth Avenue Growth Fund on March 10, 2004. The Advisory Agreements must normally be approved annually by the Board or a majority of the particular Funds’ shareholders and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Such approval for 2009 was given at a Board of Trustees meeting held on May 12, 2009.

Each Advisory Agreement is terminable without penalty by either the Funds (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreements of the Funds is available in the Funds’ Annual Financial Report to Shareholders for the year ended September 30, 2009.

Principal Underwriter.

The Funds have a distribution agreement with BCI with its principal offices located at 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of BAMCO.

Service Agreements.

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds’ shareholders.

12b-1 Plan.1

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority). The 12b-1 fees are paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of Retail Shares and the servicing of Retail Shares shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor, compensation to and expenses of employees of the Distributor who engage in or support the distribution of Retail Shares or who service Retail Shares shareholder accounts, telephone expenses, preparing, printing and distributing Retail Shares promotional and advertising material, preparing, printing and distributing the prospectus and reports to other than current shareholders, compensation for certain Retail Shares shareholder services, and commissions and other fees to brokers, dealers, other financial intermediaries or other persons who have introduced investors to the Funds. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Retail Shares of the Funds in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fees. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

[1]	The 12b-1 plan applies to Retail Shares only. It does not apply to Institutional Shares.

26

action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Independent Trustees for Baron Asset Fund on May 11, 1987, for Baron Growth Fund on October 21, 1994, for Baron Small Cap Fund on July 29, 1997, for Baron iOpportunity Fund on January 18, 2000, and for Baron Fifth Avenue Growth Fund on March 10, 2004. The Advisory Agreements must normally be approved annually by the Board or a majority of the particular Funds’ shareholders and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Such approval for 2009 was given at a Board of Trustees meeting held on May 12, 2009.

Each Advisory Agreement is terminable without penalty by either the Funds (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreements of the Funds is available in the Funds’ Annual Financial Report to Shareholders for the year ended September 30, 2009.

Principal Underwriter.

The Funds have a distribution agreement with BCI with its principal offices located at 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of BAMCO.

Service Agreements.

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds’ shareholders.

12b-1 Plan.1

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority). The 12b-1 fees are paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of Retail Shares and the servicing of Retail Shares shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor, compensation to and expenses of employees of the Distributor who engage in or support the distribution of Retail Shares or who service Retail Shares shareholder accounts, telephone expenses, preparing, printing and distributing Retail Shares promotional and advertising material, preparing, printing and distributing the prospectus and reports to other than current shareholders, compensation for certain Retail Shares shareholder services, and commissions and other fees to brokers, dealers, other financial intermediaries or other persons who have introduced investors to the Funds. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Retail Shares of the Funds in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fees. The excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide record-keeping and administrative services and other services to retirement plan participants, and banks, brokers, dealers and other financial intermediaries, insurance companies, and other service providers that provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of Fund assets attributable to that financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities and/or for sub-transfer agency services provided to individual shareholders, where a financial intermediary maintains omnibus accounts with DST Systems, Inc. (the “Transfer Agent”).

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the 12b-1 Plan, even though they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and SAIs to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, SAI and proxy materials; (e) all external fees and expenses relating to the qualification of the Fund and/or your Shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The 12b-1 Plan requires that while it is in effect, the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended September 30, 2009, Baron Asset Fund paid distribution fees attributable to Retail Shares to the Distributor of $5,801,003 (an additional $3,699,941 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Growth Fund paid distribution fees to the Distributor of $10,533,815 (an additional $8,246,316) was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron Small Cap Fund paid distribution fees to the Distributor of $5,536,721 (an additional $3,769,151 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); Baron iOpportunity Fund paid distribution fees to the Distributor of $281,977 (an additional $147,846 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and Baron Fifth Avenue Growth Fund paid distribution fees to the Distributor of $91,705 (an additional $46,686 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

The following table shows the principal types of activities for which payments are or will be made, including the dollar amount and the manner in which amounts were paid by the Funds under the 12b-1 Plan for the fiscal year ended September 30, 2009.

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Distribution And Service Fees	$7,817,827	$15,646,413	$7,827,100	$328,349	$90,349
Printing	612,807	1,183,002	459,516	45,016	30,083
Other	1,070,310	1,950,716	1,019,256	56,458	17,959

	$9,500,944	$18,780,131	$9,305,872	$429,823	$138,391

The Independent Trustees have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement thereunder. The Interested Trustees have such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Independent Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their Retail Shares shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Funds; and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, which result in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

The Distributor is authorized to make payments to authorized brokers, dealers and other financial intermediaries who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. The Distributor may also retain part of the 12b-1 fee as compensation for its services and expenses in connection with the distribution of Retail Shares. If the 12b-1 Plan is terminated, the Funds will owe no payments to the Distributor, other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding Retail Shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds’ shareholders. All material amendments must be approved by a vote of the Board and of the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

Other Service Providers.

Custodian.

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111 serves as the custodian for the Funds’ cash and securities.

SSBT provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of each Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrator services. For the fiscal year ended September 30, 2009, $362,608 was incurred for such services.

Transfer Agent and Dividend Agent.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the Transfer Agent and Dividend Agent for the Funds.

Registered Public Accountants.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds.

These institutions are not responsible for investment decisions of the Funds.

PORTFOLIO MANAGERS

Baron Asset Fund	Andrew Peck*
Baron Growth Fund	Ronald Baron
Baron Small Cap Fund	Clifford Greenberg
Baron iOpportunity Fund	Michael Lippert
Baron Fifth Avenue Growth Fund	Randall Haase

*	Andrew Peck became the sole portfolio manager of Baron Asset Fund on January 23, 2008. He had been the co-manager of the Fund with Mr. Baron since July of 2003.

Other Accounts Managed.

As of September 30, 2009:

Portfolio Manager	Type of Account	Number of Additional Accounts		Total Assets (millions)
Ronald Baron	Registered Investment Companies	7		$2,795
	Other pooled investment vehicles	3	(1)	$124	(1)
	Other Accounts	45		$400

Andrew Peck	Registered Investment Companies	1		$9
	Other pooled investment vehicles	1		$74
	Other Accounts	9		$58

Clifford Greenberg	Registered Investment Companies	0		$0

Michael Lippert	Registered Investment Companies	1		$10

Randall Haase	Registered Investment Companies	0		$0
	Other pooled investment vehicles	1		$139

(1)	For 2 of the accounts with total assets of $89 million, the advisory fee is based on performance, although one account ($73 million) is a fund of funds.

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser, BCM. Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

A conflict could also arise when the portfolio manager has an investment in one Fund as opposed to another, or has a larger investment in one Fund than in others he manages. The Adviser or its affiliate may also receive a performance-based fee with respect to certain accounts, which could create a conflict.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation.

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the Funds that he manages. This contract is for five years, with automatic one-year extensions thereafter. Mr. Baron also has a line of credit from the Firm, and the Firm has agreed to post collateral for his personal bank loans. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management and the profitability of the Firm.

The compensation for Messrs. Greenberg, Peck, Lippert and Haase includes a base salary and an annual bonus that is based, in part, on the amount of assets they manage, as well as their individual long-term investment performance, their overall contribution to the Firm and the Firm’s profitability. In addition, Messrs. Greenberg and Peck own equity in BCG and are eligible for special bonuses based on the Firm achieving its long-term growth and profitability goals.

Ownership of Portfolio Managers.

As of September 30, 2009, the Portfolio Manager ownership of Fund Shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Ronald Baron	Baron Asset Fund	Over $1,000,000
	Baron Growth Fund	Over $1,000,000
	Baron Small Cap Fund	Over $1,000,000
	Baron iOpportunity Fund	Over $1,000,000
	Baron Fifth Avenue Growth Fund	Over $1,000,000

Andrew Peck	Baron Asset Fund	Over $1,000,000
	Baron Small Cap Fund	$100,001-$500,000
	Baron iOpportunity Fund	$1-$10,000
	Baron Fifth Avenue Growth Fund	$50,001-$100,000

Clifford Greenberg	Baron Small Cap Fund	Over $1,000,000

Michael Lippert	Baron Asset Fund	$1-$10,000
	Baron Growth Fund	$1-$10,000
	Baron Small Cap Fund	$50,001-$100,000
	Baron iOpportunity Fund	$100,001-$500,000

Randall Haase	Baron Fifth Avenue Growth Fund	$500,001-$1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the goal of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

For the Fiscal Year Ended 09/30	2009	2008	2007
Total Commissions Paid
Baron Asset Fund	$782,877	$1,136,759	$1,170,206
Baron Growth Fund	$2,551,158	$3,375,494	$2,600,189
Baron Small Cap Fund	$2,315,572	$3,032,148	$3,146,836
Baron iOpportunity Fund	$205,240	$281,378	$168,443
Baron Fifth Avenue Growth Fund	$16,302	$32,112	$35,891

Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Funds, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount that other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds’ policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries and securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Such services may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliates’ clients and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

During the year ended September 30, 2009, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following value as of September 30, 2009:

Fund	Broker-Dealer	Value of Securities as of September 30, 2009
Baron Growth Fund	Jefferies Group, Inc.	$49,014,000

Baron Fifth Avenue Growth Fund	JP Morgan Chase & Co.	1,840,400
	Goldman Sachs & Co.	1,382,625

CAPITAL STOCK AND OTHER SECURITIES

Baron Investment Funds Trust (formerly known as Baron Asset Fund) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Funds expect to make all redemptions in cash but reserve the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist which would make a cash payment detrimental to the Funds’ best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Board and priced as described under “How Your Shares are Priced” in the prospectus.

Net Asset Value.

As more fully set forth in the prospectus under “How Your Shares are Priced,” the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the “Exchange”),

(usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale prices of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities. For Securities traded on NASDAQ the Funds use the NASDAQ Official Closing Price.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean between the bid and ask prices from a dealer maintaining an active market in that security.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T. except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign market and 4 p.m. E.T. may, in its judgment, materially affect the value of some or all of the Funds’ securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices.

TAXATION OF THE FUNDS

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to the Funds described in the accompanying prospectus.

U.S. Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares and certain foreign taxpayers). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Tax Status of the Funds.

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, other income derived with respect to its business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or in one or more “qualified publicly traded partnerships,” as defined in the Code.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least 90% of its net taxable investment income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that they will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order for the Fund to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis) and 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus such amounts from previous years that were not distributed.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In that case, each shareholder will be required to report his share of such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, the Fund’s investment in shares of certain foreign corporations and transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These provisions also may result in the Fund’s “marking-to-market” certain types of the positions in its portfolio (i.e., treating them as if they were sold). The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements. In addition, these rules could affect the character, amount and timing of distributions to shareholders.

Foreign Taxes.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, it itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares. If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs.

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce the Fund’s net investment income and, as a result, the shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no guarantee that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income (e.g., dividends paid by foreign companies) will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

If the Fund does not meet the requirements of the Code for “passing through” necessary to make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat amounts their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Distributions of the Fund’s net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares, and as a capital gain thereafter (if the shareholder held his shares as capital assets).

Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” by the Fund in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for a portion of certain distributions of dividend income by the Fund. The Fund will inform its shareholders each year of the tax status of distributions received by shareholders for the previous year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

As of September 30, 2009, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
September 30, 2010	$—	$—	$—	$8,539,441	$—
September 30, 2011	—	—	—	21,811,904	—
September 30, 2017	36,507,458	343,959,998	64,973,001	11,961,799	924,163

	$36,507,458	$343,959,998	$64,973,001	$42,313,144	$924,163

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 15% if the shareholder’s holding period for the shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period of Shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Conversion of Shares.

The Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if your balance is at least $1,000,000 per Fund. If your account falls below $1,000,000 because of redemptions, the Fund may convert your Shares into Retail Shares. The transaction will be based on the respective net asset value per share of each class on the trade date for the conversion. Such a conversion is not a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Backup Withholding.

The Fund will be required to withhold U.S. federal income tax, currently at the rate of 28%, on all taxable distributions payable to shareholders who fail to provide the Fund with its correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund’s net investment income (other than a distribution of “qualified interest income”) to a foreign shareholder, including a deemed distribution as a consequence of a Fund’s election to pass through foreign taxes paid by the Fund, will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by such Funds, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains or amounts retained by the Fund that are designated as undistributed capital gains. (Distributions of net short-term capital gains “qualified interest income” in taxable years beginning after December 31, 2004 and before January 1, 2008, were exempt from U.S. federal income tax. Although the provision under the Code that provides for the exemption has expired, future legislation may be proposed to reinstate the exemption.) In the case of a foreign shareholder who is a nonresident alien individual, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

The Fund does not expect to be a “United States real property holding corporation;” however, if the Fund were a “United States real property holding corporation,” special rules would apply to a foreign shareholder’s receipt of distributions from the Fund and gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares. If the Fund were a “United States real property holding corporation” as defined for U.S. federal income tax purposes without the application of certain specified exceptions, a distribution to a foreign shareholder who owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution would be subject to special rules. Generally, such a distribution, to the extent of the Fund’s own receipt of a distribution from a “real estate investment trust,” would be subject to withholding tax and such foreign shareholder would be required to file a U.S. federal income tax return. In addition, distributions to a foreign shareholder out of gain from the Fund’s sale or other disposition of a “United States real property interest” made in taxable years beginning after December 31, 2004 and before January 1, 2008 were subject to withholding tax and the foreign shareholder receiving such distribution has been required to file a U.S. federal income tax return. Although the provision under the Code providing for the withholding on such distributions has expired, future legislation may reinstate the provision. If the Fund was a “United States real property holding corporation” for U.S. federal income tax purposes, any gain realized by a foreign shareholder that has owned more than 5% of the relevant class of the Fund’s shares at any time during the five-year period ending on the date of the distribution would be subject to U.S. income and withholding tax and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Fund.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

UNDERWRITERS

BCI is the principal underwriter responsible for distributing the Funds’ securities. The Funds’ public offering of their securities is continuous, and BCI is obligated to distribute the Funds’ securities on a best efforts basis. BCI does not receive underwriting commissions from the Funds. The 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares.

Compensation Table.

The following table discloses compensation received by BCI from the Funds for the year ended September 30, 2009:

Series	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Asset Fund	—	—	—	$5,801,003
Baron Growth Fund	—	—	—	$10,533,815
Baron Small Cap Fund	—	—	—	$5,536,721
Baron iOpportunity Fund	—	—	—	$281,977
Baron Fifth Avenue Growth Fund	—	—	—	$91,705

*	Fees received pursuant to the 12b-1 Plan.

CALCULATIONS OF PERFORMANCE DATA

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

[n] = number of years

ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Funds at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds’ Retail Shares. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored. The table also shows the average annual returns of the Funds’ Institutional Shares, but it does not show after-tax returns.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

ATVD = P (1+T)n

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

[n] = number of years

ATVD = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

ATVDR = P (1+T)n

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

[n] = number of years

ATVDR = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2009, for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund has been:

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception
Baron Asset Fund Retail Shares (Inception date: 06-12-87)
Return before taxes	(9.88%)	4.00%	21.68%	3.37%	39.25%	10.54%	834.25%
Return after taxes on distributions	(10.85%)	3.12%	16.62%	2.51%	28.18%	9.75%	696.89%
Return after taxes on distributions and sale of Fund shares	(5.54%)	3.41%	18.28%	2.73%	30.91%	9.39%	640.51%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	(9.82%)	4.02%	21.76%	3.37%	39.34%	10.54%	834.89%
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)*	(0.40%)	3.75%	20.23%	2.18%	24.07%	8.45%^	508.44%^
Russell 2500 (reflects no deduction for fees, expenses or taxes)*	(5.68%)	3.29%	17.56%	6.28%	83.94%	9.27%	622.74%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(6.87%)	1.01%	5.13%	(0.17%)	(1.68%)	8.27%	487.94%
Baron Growth Fund Retail Shares (Inception date: 12-31-94)
Return before taxes	(6.34%)	2.95%	15.65%	6.93%	95.39%	12.70%	483.59%
Return after taxes on distributions	(6.35%)	2.52%	13.24%	6.21%	82.58%	12.11%	439.72%
Return after taxes on distributions and sale of Fund shares	(4.10%)	2.60%	13.69%	5.88%	77.04%	11.45%	394.47%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	(6.27%)	2.97%	15.74%	6.94%	95.54%	12.71%	484.04%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)†	(6.32%)	2.91%	15.41%	1.10%	11.54%	4.79%	99.45%
Russell 2000 (reflects no deduction for fees, expenses or taxes)†	(9.55%)	2.41%	12.67%	4.88%	61.07%	7.59%	194.24%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(6.87%)	1.01%	5.13%	(0.17%)	(1.68%)	7.74%	200.29%

	Average Annual 1 Year	Average Annual 5 Years	Cumulative 5 Years	Average Annual 10 Years	Cumulative 10 Years	Average Annual Since Inception	Cumulative Since Inception
Baron Small Cap Fund Retail Shares (Inception date: 09-30-97)
Return before taxes	(3.95%)	3.81%	20.56%	6.20%	82.47%	7.72%	143.97%
Return after taxes on distributions	(3.95%)	3.05%	16.24%	5.70%	74.07%	7.29%	132.74%
Return after taxes on distributions and sale of Fund shares	(2.57%)	3.38%	18.10%	5.46%	70.10%	6.89%	122.36%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	(3.90%)	3.82%	20.63%	6.20%	82.57%	7.72%	144.10%
Russell 2000 Growth (reflects no deduction for fees, expenses or taxes)†	(6.32%)	2.91%	15.41%	1.10%	11.54%	0.89%	11.19%
Russell 2000 (reflects no deduction for fees, expenses or taxes)†	(9.55%)	2.41%	12.67%	4.88%	61.07%	3.74%	55.31%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(6.87%)	1.01%	5.13%	(0.17%)	(1.68%)	2.66%	36.97%
Baron iOpportunity Fund Retail Shares (Inception date: 02-29-00)
Return before taxes	7.17%	6.96%	39.97%	N/A	N/A	0.66%	6.48%
Return after taxes on distributions	7.17%	6.96%	39.97%	N/A	N/A	0.64%	6.33%
Return after taxes on distributions and sale of Fund shares	4.66%	6.02%	33.98%	N/A	N/A	0.55%	5.41%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	7.27%	6.98%	40.11%	N/A	N/A	0.67%	6.58%
NASDAQ Composite (reflects no deduction for fees, expenses or taxes)	1.46%	2.27%	11.89%	N/A	N/A	(7.95%)	(54.81%)
Russell MidCap Growth (reflects no deduction for fees, expenses or taxes)	(0.40%)	3.75%	20.23%	N/A	N/A	(3.16%)	(26.48%)
S&P 500 (reflects no deduction for fees, expenses or taxes)	(6.87%)	1.01%	5.13%	N/A	N/A	(0.88%)	(8.14%)
Baron Fifth Avenue Growth Fund Retail Shares (Inception date: 04-30-04)
Return before taxes	(7.75%)	1.06%	5.42%	N/A	N/A	0.77%	4.26%
Return after taxes on distributions	(9.18%)	0.50%	2.52%	N/A	N/A	0.25%	1.39%
Return after taxes on distributions and sale of Fund shares	(3.69%)	0.86%	4.36%	N/A	N/A	0.61%	3.37%
Institutional Shares (Inception date: 05-29-09)
Return before taxes#	(7.64%)	1.09%	5.55%	N/A	N/A	0.80%	4.39%
S&P 500 (reflects no deduction for fees, expenses or taxes)	(6.87%)	1.01%	5.13%	N/A	N/A	1.18%	6.56%

*	Since converting to a mid-cap fund, Baron Asset Fund no longer considers the Russell 2500 an appropriate benchmark index. The Russell 2500 is included in the table above for comparison purposes for the period before Baron Asset Fund converted to a mid-cap fund. Prior to February 15, 2007, the Fund’s strategy was to invest in small and medium-sized growth companies. Since then, the Fund’s investment strategy has shifted to medium-sized growth companies. The Adviser believes that the Russell MidCap Growth is more representative of the Fund’s current investment goal.

^	For the period June 30, 1987 to September 30, 2009.

†	The Russell 2000 Growth is replacing the Russell 2000 as the primary broad-based index for the Baron Growth Fund and Baron Small Cap Fund because the Adviser believes that the Russell 2000 Growth is more representative of the Funds’ investment strategies, as the companies in that index are growth companies. The Russell 2000 remains in the table above for comparison purposes.

#	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns did not reflect this fee, the returns would be higher.

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson,

No Load Investor, Growth Fund Guide, Fortune, Barron’s, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson’s Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor’s Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger’s, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor’s Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor’s Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity Net, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor’s Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Star Ledger, Reuters, Time—European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain’s NY Business.

The Funds may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor’s 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, 2500 Growth, Midcap or MidCap Growth.

With respect to the rating services, the Funds may use performance information that ranks the Funds in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

FINANCIAL STATEMENTS

The Funds’ financial statements for the year ended September 30, 2009 and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI.